                                                                    EXHIBIT 4(c)

---------------                                                 ----------------
    NUMBER                                                           SHARES
---------------                                                 ----------------

 HBP

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THIS CERTIFICATE HAS BEEN ISSUED AS PART OF A UNIT. THE COMPONENTS OF THE UNITS
MAY NOT BE SEPARATELY TRANSFERRED AND THE PREFERRED STOCK MAY NOT BE CONVERTED
UNTIL SEPTEMBER   , 1997 OR SUCH EARLIER DATE AS MAY BE DESIGNATED BY J.W.
BARCLAY & CO., INC.


                         HUNGARIAN BROADCASTING CORP.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
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                           SERIES A PREFERRED STOCK         CUSIP  445539  20  8

This Certifies That:


                                   SPECIMEN

is owner of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CONVERTIBLE CUMULATIVE
         REDEEMABLE PREFERRED STOCK OF THE PAR VALUE OF $.001 EACH OF
        ----------------                              ------------------
------------------------ HUNGARIAN BROADCASTING CORP. --------------------------
        ----------------                              ------------------
(hereinafter called the "Company"), transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws of the Company, as amended (copies of which are on file and available at the offices of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

---------------------------------

DATED:

---------------------------------


              [SEAL OF HUNGARIAN BROADCASTING CORP. APPEARS HERE]


     /s/ Frank R. Cohen                            [SIGNATURE APPEARS HERE]
         SECRETARY                                        PRESIDENT


           COUNTERSIGNED AND REGISTERED
                AMERICAN STOCK TRANSFER & TRUST COMPANY, NEW YORK, NY
                                                    TRANSFER AGENT AND REGISTRAR

           BY:


                                                            AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entireties
   JT TEN - as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT -           Custodian
                    ................................
                       (Cust)                (Minor)
                      under Uniform Gifts to Minors

                               Act.............
                                        (State)


    Additional abbreviations may also be used though not in the above list.


   For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________

                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.








THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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STOCK MARKET INFORMATION EXCHANGE
http://members.aol.com/cfpco/columbia.htm
                                                COLUMBIA FINANCIAL PRINTING CO.,
                                                P.O. BOX 214, BETHPAGE, NY 11714